UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                           FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 20, 1999


                    HYPERCOM CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware             1-13521            86-0828608
(State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)           File Number)    Identification No.)




        2851 W. Kathleen Road, Phoenix, Arizona         85053
       (Address of principal executive offices)      (Zip code)




 Registrant's telephone number, including area code   (602) 504-5000


                           Not applicable.
 (Former name or former address, if changed since last report.)

Item 8.	Change in Fiscal Year

On April 20, 1999, the Board of Directors of Hypercom Corporation, a Delaware corporation (the "Company"), approved a change in the Company's fiscal year end from June 30 to December 31. The Company intends to file a Form 10-K covering the transition period.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYPERCOM CORPORATION



Date: April 20, 1999		By:\s\ Albert A. Irato
                      President, Chief Executive Officer, and Director (Principal Executive Officer)